AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R AND SEPARATE ACCOUNT D
SUPPLEMENT DATED DECEMBER 15, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES
AND VARIABLE ANNUITY CONTRACT PROSPECTUSES

          American General Life Insurance Company ("AGL") is amending certain of its variable universal life insurance policy prospectuses and variable annuity contract prospectuses for the sole purpose of providing you with information regarding a proposed reorganization of AIM V.I. Premier Equity Fund ("Premier Equity Fund"), an underlying Fund of the policies' and contracts' variable investment options.

          AGL has received notification that the Board of Trustees of AIM Variable Insurance Funds (the "Board") has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the Premier Equity Fund will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, shortly thereafter, all policy or contract owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, you will retain the right to invest in the Core Equity Fund for any purpose allowed under your policy or contract.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name AIM V.I. Premier Equity Fund.